Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO
RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) is dated as of June 8, 2016 but effective as of June 1, 2016 (the “Amendment Effective Date”), by and among:

(a)                                 KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation, KAPSTONE CONTAINER CORPORATION, a Georgia corporation, LONGVIEW FIBRE PAPER AND PACKAGING, INC., a Washington corporation, KAPSTONE CHARLESTON KRAFT LLC, a Delaware limited liability company, and VICTORY PACKAGING, L.P., a Texas limited partnership (each, an “Originator” and, collectively, the “Originators”),

(b)                                 KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation, as servicer (the “Servicer”), and

(c)                                  KAPSTONE RECEIVABLES, LLC, a Delaware limited liability company (the “Buyer”).

Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Sale Agreement defined below.

W I T N E S S E T H:

WHEREAS, the Originators, the Servicer and the Buyer have entered into that certain Receivables Sale Agreement dated as of September 26, 2014 (as amended, modified or restated from time to time, the “Sale Agreement”); and

WHEREAS, the parties hereto desire to amend the Sale Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.                            Amendments.  As of the Amendment Effective Date:

1.1.                            Section 2.1(w) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

(w) OFAC; Anti-Corruption and Sanctions Laws.  None of the Origianstors nor any of their respective Subsidiaries, nor, to the knowledge of any of the Originators or their Subsidiaries, any director, officer, employee or controlled affiliate thereof, is a Sanctioned Person.  Each of the Originators and their respective Subsidiaries is in material compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws.

1.2.                            Section 4.2(f) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

(f) Use of Proceeds.  Such Originator will not use the proceeds of any sale of Receivables hereunder, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.  Such Originator will not, and will not permit any of its directors, officers, employees and agents to, use the proceeds of the sales of Receivables hereunder for the purpose of (A) offering, paying, promising to pay, or authorizing of the payment or giving of money, or anything else of value, to any Person in violation of any of the laws referenced in Section 2.1(w), or (B) funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Designated Jurisdiction in violation of any of the laws referenced in Section 2.1(w).

1.3.                            Exhibit I to the Sale Agreement is hereby amended to add the following new defined terms in their appropriate alphabetical order:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Sanctioned Person” means, at any time, any Person who is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant Sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

1.4.                            The definitions in Exhibit I to the Sale Agreement of the following defined terms are hereby amended and restated in their entirety to read, respectively, as follows:

“Excluded Receivable” means (a) any Receivable denominated in any currency other than U.S. Dollars, and (b) any Receivables as to which the Obligor is the Specified Obligor (as defined in the Fee Letter) that arise at least five (5) Business Days after the date on which written notice is delivered by any Originator or the Buyer to the Administrative Agent and the Purchasers that such Receivables will be included in a supply chain financing program and certifying that all such Receivables created in the calendar month then most recently ended represent less than 5% of total Eligible Receivables; provided, however, that any Receivables as to which the Obligor is the Specified Obligor that arise at least five (5) Business Days after the date on which written notice is delivered by any Originator or the Buyer to the Administrative Agent and the Purchasers that such Receivables are no longer included in a supply chain financing program and certifying that all such Receivables created in the calendar month then most recently ended represent less than 5% of total Eligible Receivables will not be “Excluded Receivables.”

“Sanctions” means any international economic sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

SECTION 2.                            Representations and Warranties of the Originators. Each of the Originators represents and warrants to the Buyer that all representations and warranties of such Originator set forth in Section 2.1 of the Sale Agreement are true and correct with respect to such Originator on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct with respect to such Originator as of such earlier date.  All representations and warranties made hereunder shall be deemed to have been made by the Originators under the Sale Agreement on the Amendment Effective Date.

SECTION 3.                            Effect of Amendment.  Except as specifically amended hereby, the Sale Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Sale Agreement, but shall constitute an amendment to the Sale Agreement and the exhibits attached thereto to the extent set forth herein.

SECTION 4.                            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

SECTION 5.                            Effectiveness. This Amendment shall become effective on the Amendment Effective Date subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

5.1.                            The Administrative Agent shall have received the following:

(a)                                 Counterparts of this Amendment, duly executed by each of the parties hereto;

(b)                                 Counterparts of Amendment No. 2 to the Receivables Purchase Agreement of even date herewith, duly executed by each of the parties thereto; and

(c)                                  UCC-3 amendments to each of the financing statements filed by the Buyer (or the Agent as its assignee) against any Originator restating the collateral description to conform to the amendment in Section 1 hereof; and

5.2.                            Each of the representations and warranties contained in Article II of the Sale Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

SECTION 6.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than section 5-1401 of the New York General Obligations law).

SECTION 7.                            Execution in Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have hereunder set their hands as of the date first above written.

KAPSTONE KRAFT PAPER CORPORATION,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer

KAPSTONE CONTAINER CORPORATION,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer

LONGVIEW FIBRE PAPER AND PACKAGING, INC., as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC, as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer

VICTORY PACKAGING, L.P.,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President

KAPSTONE PAPER AND PACKAGING CORPORATION, as Servicer

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer

KAPSTONE RECEIVABLES, LLC,
as the Buyer

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer